SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2007

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

       Connecticut                  1-9583                   06-1185706
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

      113 King Street,
      Armonk, New York                   10504

(Addresses of principal
 executive offices)                   (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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Item 7.01.  REGULATION FD DISCLOSURE.

MBIA Inc. ("MBIA") issued a press release on December 14, 2007. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to
Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.  OTHER EVENTS.

The following information is being filed pursuant to Item 8.01 - Other Events of Form 8-K.

MBIA announced on December 14, 2007 that Moody's had affirmed the Triple-A insurance financial strength ratings for MBIA Insurance Corporation. MBIA also announced that Moody's changed its Outlook for MBIA Insurance Corporation to Negative from Stable pending implementation of the commitment to invest $1 billion by Warburg Pincus previously announced and other elements of its total capital management plan.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc. dated December 14, 2007.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MBIA INC.



                                          By: /s/Ram D. Wertheim
                                             ---------------------------
                                             Ram D. Wertheim
                                             General Counsel

Date: December 17, 2007


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated December 14, 2007


Exhibit 99.1   Press Release issued by MBIA Inc. dated December 14, 2007